Exhibit 99.1

Investor Presentations June 14 - 15, 2010 This presentation contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements, including factors discussed in "Forward-Looking Statements" in the Company's 2009 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available at the Securities and Exchange Commission's internet website (www.sec.gov) and to which reference is hereby made. Except as required by law, the Company assumes no obligation to update any forward-looking statements, and undue reliance should not be placed on these statements. America's Most Exciting Banksm ON THE MOVE

P.O. Box 1308, Pittsfield, MA 01202 - Executive Offices - 66 West Street, Pittsfield, MA 01201 David H. Gonci Investor Relations Officer Phone: (413) 281-1973 Email: dgonci@berkshirebank.com Michael P. Daly President and CEO Phone: (413) 236-3194 Email: mdaly@berkshirebank.com

Why Invest in Berkshire Hills Bancorp? Strong growth from organic, de novo, product and acquisition strategies Solid capital, core funding and risk management culture Experienced executive team focused on earnings and shareholder value Distinctive brand and culture as America's Most Exciting Banksm Diversified integrated financial service revenues Positioned to be regional consolidator in attractive markets BHLB - Top U.S. bank IPO stock of the decade*. Positioned for even greater performance for the next decade * Based on total price appreciation as percent of IPO price among SNL exchange traded banks and thrifts as of 12/31/09 with IPOs on or after 1/1/00

Our Growing Regional Franchise $2.7 billion in assets; 45 financial centers Total revenues $100+ million Massachusetts, New York and Vermont Largest local regional bank Diversified revenues (fees~30%) Integrated insurance and wealth management ($700 million AUM) Strong commercial platform New England asset based lending group

Recruited Experienced Leadership Team Michael P. Daly President and CEO Kevin Riley EVP, CFO Sean Gray SVP, Retail Banking Background Bank of America Consumer Market Executive Background TD Banknorth Co-Regional Executive Background KeyBank EVP Group Head Background KeyBank EVP CFO Lawrence A. Bossidy Chairman Background Vice Chair, GE CEO, Allied Signal/Honeywell Michael Oleksak EVP, Commercial Banking Richard Marotta EVP, Risk Management Robert Curley Chairman of the New York Region Background Citizens Bank, NY Chairman and President

Attractive Markets Berkshire County and Vermont - Worlds' Top Destinations Rated #5 (Vermont) and #7 (Berkshire) in the world by National Geographic Traveler (December 2009) Ratings based on environment, culture, history, aesthetic appeal, tourism and outlook New York's Tech Valley - World Technology Hub Centered on Albany, total investment of $13 billion and growing Nanotechnology research - SUNY, Rensselaer, IBM Global Foundries - building $4 billion cutting edge chip plant International Sematech global consortium relocated from Austin, TX Springfield - Crossroads of New England Hartford - Springfield second largest economic center in New England Proximity to New York and Boston

America's Most Exciting Bank℠

Regional Growth - Organic, De Novo and Acquisitions

Significant growth opportunities to east and west
Region emerging from recession

Berkshire County Region (traditional home market). 12 bank branches. $890 million in loans and $870 million in deposits. Market GDP $5 billion.

Southern Vermont Region (Factory Point acquisition 2007). 7 bank branches. $225 million in loans and $310 million in deposits. Recruited James Keyes as regional Executive (former President of Citizens Vermont and First Vermont Bank).

New York Albany-Capital Region (de novo expansion beginning 2006). 10 bank branches; opening 2 new branches in 2010. $265 million in loans and $275 million in deposits. Market GDP $40 billion. Recruited Robert Curley as New York Chair (former President, Citizens New York) and Michael Carroll as Commercial Executive (former KeyBank Albany Commercial Head).

Springfield Region (Woronoco acquisition 2005). 11 bank branches. $575 million in loans and $530 million in deposits. Market GDP $20 billion. Recruited Thomas Creed as Regional Executive (former Regional Corporate/Commercial Executive for Sovereign Bank in CT and western MA).

New England Asset Based Lending (recruited experienced team in 2010). Based in greater Boston (Woburn) and serving New England and northeast NY commercial middle market. $100 million loan target in 2010. Recruited Paul Flynn and ABL team from TD Bank.

Integrated Services. Insurance, Wealth Management, Private Banking. Based in western MA with plans to expand in all regions.

Banking · Insurance · Investments · Wealth Management

BERKSHIRE HILLS BANCORP - BHLB 6 www.berkshirebank.com

Vision "To excel as a high performing market leader with the right people, attitude and energy providing an engaging and exciting customer and team member experience." People, Attitude, Energy Right People, Right Places, Right Things, Right Reasons Accountability Demonstrating the R.I.G.H.T. behaviors and getting things done!! America's Most Exciting Bank (AMEB) THE RIGHT WAY Respect Integrity Guts Having Fun Teamwork Distinctive Brand and Culture

Recent Initiatives Strong organic business development Gaining share from national competitors Strengthening regional teams New York leadership Springfield headquarters opening, new retail platform New business lines New England asset based lending group - premier team Springfield private banking - high profile New insurance service center

Q4 2009 Loan Initiative Loan level scrub of all classified commercial loans and other stressed credits Most classified loans paying current - addressed issues before they impacted performance Strategies to reduce risk - bifurcations, modifications, outplacements, loan sales Q1 2010 NPAs declined to 0.92% of total assets; annualized NCOs were 0.47% of average loans. Goal for future NPAs <0.75% of assets; NCOs under 0.35% of loans

Financial Performance and Goals Ahead of plan in Q1 2010 2007 2008 2009 Guidance 2010 Annual Financial Goals Revenue growth 23% 21% -8% 8%+ 10%+ Net interest margin 3.26% 3.44% 3.00% 3.20%+ 3.50%+ Fee income/Total revenue 30% 28% 29% 28%+ 35%+ Efficiency ratio 63% 61% 73% 70% 55% Pretax, Pre-provision ROA 1.02% 1.40% 0.75% 0.90%+ 1.70%+ ROA 0.60% 0.87% -0.60% 0.40%+ 1.00%+ ROE 4.69% 6.47% -3.90% 3.00%+ 10.00%+ Core EPS $1.90 $2.06 $ (1.20) $0.85 - $0.95 $2.00+ Note: GAAP EPS was ($1.52) in 2009 due to TARP dividends and restructuring charges. GAAP EPS was $1.44 in 2007 due to acquisition and restructuring changes.

Diversified Revenues and Regional Presence Target record revenues of $107 million in 2010 New York Vermont Springfield Berkshire County East 0.12 0.14 0.31 0.43 Banking Fees & Other Insurance Wealth Management Net Interest Income 0.12 0.12 0.05 0.71 Diversified Revenues Expanding Regional Presence Bank Revenue Mix Note: Revenue components based on FY 2009. Regional bank revenues based on Q1 2010 excluding wealth management.

Attractive Business Mix DDA/NOW SAV/MMDA Time < 100M Time > 100M East 0.23 0.4 0.18 0.19 Residential Consumer Commercial 0.32 0.15 0.53 Diversified Loan Portfolio $2.0 Billion Strong Deposit Funding $2.0 Billion Note: Data is as of 3/31/10.

Loan Mix Managed for Quality Growth Focus on commercial loans - double digit organic growth target Plan to grow C & I including new asset based lending group Indirect auto running off in 2010 Strong credit disciplines - no high LTV or sub-prime or Alt A loan programs All lending is to relationships in Berkshire's New England and New York lending areas 2005 2006 2007 2008 2009 2010 Q1 Commercial Mtg 410.7 566.4 704.8 808 852 862 C&I 158.7 190.5 203.6 176 186 178 Residential 549.8 599.2 657 677 609 636 Consumer 301 342.9 378.6 346 315 306 $1,962 $2,007 $1,944 $1,699 Note: Data is as of period end. $1,981 15% 32% 9% 44%

Diversified Commercial Loan Exposure No loans to out of area relationships Modest residential construction - 3% of total loans Total Commercial Loans = $1.04 Billion As of March 31, 2010 Commercial & Industrial Residential Construction Other Construction Apartments & Dwellings Lodging Commercial Real Estate Rental Other CRE Non-owner Occupied CRE Owner Occupied 0.17 0.06 0.04 0.08 0.12 0.24 0.15 0.14

2010 Objectives for Growth and Earnings Maintain nonperforming assets/assets under 0.75% Ongoing organic growth in all business lines Core EPS $0.85 - $0.95 target for 2010 - ahead of plan in Q1 Commercial loan growth over 15% including new asset based lending group Deposit growth over 5% including new private banking group Total revenue rebounding to $107 million record level in 2008 Pre-tax pre-provision profit of $26+ million up 30%+ from $20 million in 2009. Absorbing nearly $1 million net costs of new businesses and branches Net loan charge-offs < 0.35% Two New York de novo branches in second half of year Position for strong EPS growth in 2011 and beyond. Target to reach and exceed prior $2.06 record EPS level

EPS Growth Targets Beyond 2010 $0.20+ from margin benefit of 200 basis point rate increase $0.30+ from 8%+ volume growth in 2011 $0.30+ from 8%+ volume growth in 2012 $0.20 from lower loss provision as charge-offs normalize $1.00+ incremental EPS growth target Goal to achieve $2.00 EPS run rate by end of 2012

M & A Objectives Utilize strong combination of management, brand and culture to develop market share in attractive Northeast markets Target deal metrics EPS accretion Any dilution of TVPS accreted back through earnings in short term Double digit ROI Mostly stock consideration - surviving currency to depend on deal circumstances Cash acquisitions - insurance and wealth management

BHLB - Compelling Value Opportunity Price/TBV Price/TBV 142% Peer median (15 exchange traded banks and thrifts: NPAs/Assets < 1.0%, TE/TA > 8.0%, total assets $2 - 10 billion) 113% BHLB Current Price/YTD High Price Current Price/YTD High Price 83% Peer median 74% BHLB Note: Based on SNL data as of 06/09/10, BHLB closing stock price $16.93. NPAs consist of nonaccruing loans and real estate owned.

Berkshire Bank - America's Most Exciting Banksm ON THE MOVE BHLB - On the Move for Attractive Investment Returns Clean balance sheet and improving asset metrics Strong capital and liquidity Positioned to take advantage of the stronger economy and higher rates we think are coming our way Talented and focused management team New strong business lines that should quickly start adding to EPS Strong market position in attractive markets where we are generating solid growth in revenue and earnings